Revenues and Net Other Income and Expenses	12 Months Ended
Dec. 31, 2018
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Revenues and Net Other Income and Expenses

NOTE 24: REVENUES AND NET OTHER INCOME AND EXPENSES

(€’000)	For the year ended 31 December,
	2018	2017	2016
Out-licensing revenue	2,399	3,505	9,929
C-CathEZ sales	—	35	83
Other revenue	716	—	—

Total	3,115	3,540	10,012

In May 2018, the Group has entered into an exclusive license agreement with Mesoblast, an Australian biotechnology company, to develop and commercialize Celyad’s intellectual property rights relating to C-Cathez, an intra-myocardial injection catheter. We have applied the 5-step model foreseen by IFRS 15 to determine revenue recognition pattern applicable to this contract as of 31 December 2018. Key judgements made in accordance with IFRS 15 were that the license agreement:

•	is a distinct component of the Mesoblast agreement;

•

refers to a ‘right-to-use’ type of license, ie. the right to use Celyad’s intellectual property as it exists at the point in time the license has been granted (May 2018). Revenue allocated to the transaction price is thus eligible for full revenue recognition for the year 2018 ;

•

foresees a transaction price broken down between upfront (€0.8 million settled in shares) and contingent milestone payments (an additional amount of €2.2 million qualifying for recognition at 31 December 2018);

•	features a financing component (€0.5 million deferred financial income to be deducted from the above), leading to a net out-licensing revenue reported of €2.4 million);

•

further foresees variable consideration of up to $17.5 million related to future regulatory- and commercial-based milestones, which will not be recognized until it becomes highly probable that a significant reversal in the amount of cumulative revenue recognised will not occur.

The related receivable is reported for its discounted value (€1.7 million) under ‘Non-current trade receivables’, see note 9. There are no corresponding contract liabilities reported at balance sheet date, as no performance obligation was outstanding. For the previous year, the Group received a non-refundable upfront payment as a result of the Company entering into a non-exclusive license agreement with Novartis. This upfront payment was fully recognized upon receipt as relating to a right-to-use license (no performance obligation associated with the payment, other than granting the right to use the underlying intellectual property as from contract signing date).

Other revenue refers to a non-clinical supply agreement concluded with ONO Pharmaceutical Co., Ltd (time & material type of contract). The revenue reported reflects the services delivered for the year, consisting in performing cell production and animal experiments requested by ONO. The related receivable open at year-end is reported under ‘Trade receivables’, see note 11. This agreement has been completed at year-end, without any performance obligation remaining outstanding.

Other expenses mainly refer to the change in fair value of the contingent consideration and other financial liabilities. See Note22 for more information.

(€’000)	For the year ended December 31,
	2018	2017
Remeasurement of contingent consideration	5,604	—
Clinical Development milestone payment	1,372	—
Remeasurement of RCA’s	998	—
Fair value adjustment on securities	182	—
Other	243	41

Total Other Expenses	8,399	41

(€’000)	For the year ended December 31,
	2018	2017
Grant income (RCA’s)	768	824
Grant income (Other)	—	56
Remeasurement of RCA’s	—	396
Remeasurement of contingent consideration	—	193
R&D tax credit	310	1,161

Total Other Income	1,078	2,630

Other operating income are mainly related to government grants received. For the government grants received in the form of RCAs we refer to Note 19 for more information. In 2017, the Company recognized also for the first time a receivable on the amounts to collect from the federal government as R&D tax credit (€1.2 million). See Note 9.